                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 10, 2005

                             HAWAIIAN HOLDINGS, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    1-31443                   71-0879698
           --------                    -------                   ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

             12730 High Bluff Drive, Suite 180, San Diego, CA 92130
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 523-0171
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On May 10, 2005, Hawaiian Airlines, Inc., an indirect wholly owned subsidiary of the Registrant that is currently under the control of a bankruptcy appointed trustee, issued the press release attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1     Hawaiian Airlines, Inc. Press Release Dated May 10, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2005

                                            HAWAIIAN HOLDINGS, INC.

                                            By: /s/ Randall L. Jenson
                                                --------------------------------
                                                Name:  Randall L. Jenson
                                                Title: Chief Financial Officer,
                                                       Treasurer and Secretary

                                  EXHIBIT INDEX

99.1    Hawaiian Airlines, Inc. Press Release Dated May 10, 2005.